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                MetLife Life and Annuity Company of Connecticut

                               Power of Attorney

                              Michael K. Farrell
                            Director and President

   KNOW ALL MEN BY THESE PRESENTS, that I, a director and President of MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company), a Connecticut company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with MetLife of CT Fund ABD II for Variable Annuities (formerly The Travelers Fund ABD II for Variable Annuities), MetLife of CT Fund BD II for Variable Annuities (formerly The Travelers Fund BD II for Variable Annuities), MetLife of CT Fund BD IV for Variable Annuities (formerly The Travelers Fund BD IV for Variable Annuities), MetLife of CT Fund VA for Variable Annuities (formerly The Travelers Fund VA for Variable Annuities), MetLife of CT Separate Account Six for Variable Annuities (formerly The Travelers Separate Account Six for Variable Annuities), MetLife of CT Separate Account Eight for Variable Annuities (formerly The Travelers Separate Account Eight for Variable Annuities), MetLife of CT Separate Account Ten for Variable Annuities (formerly The Travelers Separate Account Ten for Variable Annuities), MetLife of CT Separate Account PF II for Variable Annuities (formerly The Travelers Separate Account PF II for Variable Annuities), MetLife of CT Separate Account TM II for Variable Annuities (formerly The Travelers Separate Account TM II for Variable Annuities), MetLife of CT Separate Account Twelve for Variable Annuities (formerly TLAC Separate Account Twelve for Variable Annuities), MetLife of CT Separate Account Fourteen for Variable Annuities (formerly TLAC Separate Account Fourteen for Variable Annuities), MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002 (formerly TLAC Variable Annuity Separate Account 2002), MetLife of CT Fund UL II for Variable Life Insurance (formerly The Travelers Fund UL II for Variable Life Insurance), MetLife of CT Variable Life Insurance Separate Account One (formerly The Travelers Variable Life Insurance Separate Account
One), MetLife of CT Variable Life Insurance Separate Account Two (formerly The Travelers Variable Life Insurance Separate Account Two) or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done

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by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2006.

                                                  /s/ Michael K. Farrell
                                                  -----------------------------
                                                  Signature

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                    The Travelers Life and Annuity Company

                               Power of Attorney

                             Leland C. Launer, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of August, 2005.

                                                  /s/ Leland C. Launer, Jr.
                                                  -----------------------------
                                                  Signature

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                    The Travelers Life and Annuity Company

                               Power of Attorney

                                 Lisa M. Weber
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2005.

                                                  /s/ Lisa M. Weber
                                                  -----------------------------
                                                  Signature

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                    The Travelers Life and Annuity Company

                               Power of Attorney

                               Stanley J. Talbi
               Senior Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Financial Officer of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2005.

                                                  /s/ Stanley J. Talbi
                                                  -----------------------------
                                                  Signature

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                    The Travelers Life and Annuity Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
              Senior Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of The Travelers Life and Annuity Company, a Connecticut company, do hereby appoint Michele H. Abate, Thomas S. Clark, John E. Connolly, Jr., Mary K. Johnson, James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with The Travelers Fund ABD II for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TLAC Variable Annuity Separate Account 2002, The Travelers Fund UL II for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2005.

                                                  /s/ Joseph J. Prochaska, Jr.
                                                  -----------------------------
                                                  Signature